NeuBase Therapeutics, Inc. 8-K

Exhibit 99.1

NeuBase Therapeutics Closes Merger Transaction with Ohr Pharmaceutical

Company expects to initiate trading on NASDAQ Under Ticker Symbol “NBSE” effective July 15, 2019

Company completes previously announced financing of approximately $9 million immediately prior to closing of the merger

Greenlight Capital agrees to purchase ~9% of NeuBase Therapeutics common stock in a private placement immediately following the merger closing

PITTSBURGH, July 12, 2019 – NeuBase Therapeutics, Inc. (Nasdaq:NBSE) (“NeuBase” and the “Company”), a biotechnology company developing next generation antisense therapies to address genetic diseases, announced today the completion of the merger between NeuBase Therapeutics, Inc. and Ohr Pharmaceutical, Inc. (“Ohr”) (Nasdaq: OHRP) and associated financings. The combined Company’s common stock expects to begin trading on The Nasdaq Capital Market under the ticker symbol “NBSE” at the open of market trading on July 15, 2019. The previous ticker symbol was “OHRP” (Nasdaq:OHRP).

“This is an important milestone for NeuBase as we enter the public market with the goal of creating a dynamic, high-impact company in one of the most promising sectors of the life sciences,” said Dietrich A. Stephan, Ph.D., Chief Executive Officer and Chairman of NeuBase. “Given our PATrOL™ platform’s potential to safely and efficiently modify the function of the human genome and transcriptome, we envision building a company with the potential to help transform the health of the global population.”

Immediately following the closing of the merger, the Company entered into a definitive purchase agreement for the sale of NeuBase common stock with Greenlight Capital. Upon close of the private placement, Greenlight Capital will own ~9% of NeuBase common stock. The Company expects to close the private placement on or about July 15, 2019.

David Einhorn, President of Greenlight Capital, added, "We are excited to be investing in NeuBase, given its initial focus on neurological disorders, and we believe its unique, next-generation technology may offer great help for victims of some of the most difficult to treat diseases.”

The combined Company changed its name to “NeuBase Therapeutics, Inc.” immediately following the closing of the merger. It will maintain its headquarters in Pittsburgh, PA, and its executive team, led by Dr. Stephan, was appointed as the executive team of the Company upon the closing of the merger. In addition, the Company’s board of directors comprised of experienced pharmaceutical executives, including Dr. Stephan (Chairman), Dov A. Goldstein, M.D., M.B.A., Diego Miralles, M.D., Franklyn Prendergast, M.D., Ph.D. and Eric Richman, M.B.A., was also appointed upon the closing of the merger.

Immediately prior to the closing of the merger, NeuBase completed a private placement financing of approximately $9 million under the terms of the definitive agreements previously announced in March 2019.

Upon completion of the merger, the Company will have approximately 15.5 million shares outstanding.

The securities being sold under the terms of the private placement entered into after the closing of the merger have not been registered under the Securities Act of 1933, as amended, or state securities laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (SEC) or an applicable exemption from such registration requirements. At the closing of this financing, the Company and Greenlight Capital will enter into a registration rights agreement pursuant to which the Company will agree to file a registration statement with the SEC registering the resale of the shares of common stock sold in the financing.

Roth Capital Partners, LLC acted as financial advisor to Ohr for the merger, and Troutman Sanders LLP served as legal counsel to Ohr. Allele Capital Partners, LLC at Tribal Capital Markets, LLC acted as financial advisor, Paul Hastings LLP served as legal counsel to NeuBase and Richards Kibbe & Orbe LLP served as legal counsel to Greenlight Capital. Allele also served as exclusive advisor to NeuBase related to the post-merger financing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.

About NeuBase Therapeutics

NeuBase Therapeutics, Inc. is developing the next generation of gene silencing therapies with its flexible, highly specific synthetic antisense oligonucleotides. The proprietary NeuBase peptide-nucleic acid (PNA) antisense oligonucleotide (PATrOL™) platform allows for the rapid development of targeted drugs, increasing the treatment opportunities for the hundreds of millions of people affected by rare genetic diseases, including those that can only be treated through accessing of secondary RNA structures. Using PATrOL technology, NeuBase aims to first tackle rare, genetic neurological disorders.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements include, among other things, statements regarding the Company’s proposed post-merger financing, including the expected timing for closing, the expected timing for trading of the combined Company’s common stock on NASDAQ and the combined Company’s goals and plans. These forward-looking statements are distinguished by use of words such as "will," "would," "anticipate," "expect," "believe," "designed," "plan," or "intend," the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in the Company’s registration statement on Form S-4, as amended, that contains a joint proxy statement/prospectus, may cause our actual results to differ from those expressed in forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release, including: the risk that the conditions to the closing of the post-merger financing are not satisfied; the Company’s plans to develop and commercialize its product candidates, including NT0100 and NT0200; the timing of initiation of the Company’s planned clinical trials; the timing of the availability of data from the Company’s clinical trials; the timing of any planned investigational new drug application or new drug application; the Company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of the Company’s product candidates; the Company’s commercialization, marketing and manufacturing capabilities and strategy; the Company’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all, as well as those risks discussed under the heading "Risk Factors" in Ohr’s registration statement on Form S-4, as amended, that contains a joint proxy statement/prospectus. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

NeuBase Investor Contact:
Dan Ferry
Managing Director
LifeSci Advisors, LLC
Daniel@lifesciadvisors.com
OP: (617) 535-7746

NeuBase Media Contact:
Cait Williamson, Ph.D.
LifeSci Public Relations
cait@lifescipublicrelations.com
OP: (646) 751-4366